UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 16, 2020

W. R. BERKLEY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15202	22-1867895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

475 Steamboat Road, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 629-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.20 per share	WRB	New York Stock Exchange
5.625% Subordinated Debentures due 2053	WRB-PB	New York Stock Exchange
5.9% Subordinated Debentures due 2056	WRB-PC	New York Stock Exchange
5.75% Subordinated Debentures due 2056	WRB-PD	New York Stock Exchange
5.70% Subordinated Debentures due 2058	WRB-PE	New York Stock Exchange
5.10% Subordinated Debentures due 2059	WRB-PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 16, 2020, W. R. Berkley Corporation (the “Company”) agreed to sell $250 million aggregate principal amount of its 4.25% Subordinated Debentures due 2060 (the “Securities”). The Securities were offered pursuant to the Prospectus Supplement dated September 16, 2020 (the “Prospectus Supplement”) to the Prospectus dated November 14, 2017, filed as part of the Registration Statement on Form S-3 (No. 333-221559) that became effective when filed with the Securities and Exchange Commission on November 14, 2017. The offering is expected to close on September 21, 2020, subject to customary closing conditions.

On September 16, 2020, the Company entered into an underwriting agreement with Morgan Stanley & Co. LLC, BofA Securities, Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, with respect to the offer and sale of the Securities. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated by reference herein.

On September 17, 2020, Willkie Farr & Gallagher LLP, tax counsel to the Company, issued an opinion and consent (attached hereto as Exhibits 8.1 and 23.1, respectively, and incorporated herein by reference) regarding certain U.S. Federal income tax matters in connection with the Securities.

Item 9.01	Financial Statements and Exhibits.

The exhibits to this report are incorporated by reference into Registration Statement (No. 333-221559) filed by the Company.

(d) Exhibits

1.1	Underwriting Agreement, dated as of September 16, 2020, between the Company and Morgan Stanley & Co. LLC, BofA Securities, Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

8.1	Tax Opinion of Willkie Farr & Gallagher LLP.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 8.1).

104	Cover Page Interactive Data File (embeeded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:	/s/ Richard M. Baio
Name:	Richard M. Baio
Title:	Executive Vice President - Chief Financial Officer and Treasurer

Date: September 17, 2020